SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 7, 1999

STRUCTURED PRODUCTS CORP.


(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                    33-55860/                13-3692801
                            33-357357
--------                    ---------               ----------
(STATE OR OTHER             (COMMISSION             (IRS EMPLOYER
JURISDICTION OF              FILE                    IDENTIFICATION
INCORPORATION OR             NUMBER)                 NUMBER)
ORGANIZATION)

390 GREENWICH ST., NEW YORK, NEW YORK                            10013
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 783-6645.
___________________________________________________________________________
    (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           NOT APPLICABLE.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           NOT APPLICABLE.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           NOT APPLICABLE.

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           NOT APPLICABLE.

Item 5.    OTHER EVENTS.

           Statement of Eligibility of Trustee (The Bank of New York)

Item 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           NOT APPLICABLE.

Item 7.    FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)  NOT APPLICABLE.

           (b)  NOT APPLICABLE.

           (c)  NOT APPLICABLE.

Item 8.    CHANGE IN FISCAL YEAR.

           NOT APPLICABLE.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     STRUCTURED PRODUCTS CORP.

                                     By:/s/ Matthew R. Mayers
                                        -------------------------------------
                                        Name:  Matthew R. Mayers
                                        Title: Authorized Signatory

Dated: December 7, 1999



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